                                                                    Exhibit 99.2


         EMPLOYMENT AGREEMENT (the "Agreement") made as of October 5, 2001, (the "Effective Date") by and between Delano Technology Corporation, an Ontario corporation ("Delano" or the "Company") and Vikas Kapoor ("Kapoor").

         WHEREAS, the Company desires to induce Kapoor to accept employment with the Company and one or more of its subsidiaries as Chief Executive Officer and Kapoor desires to be employed by the Company and one or more of the Company's subsidiaries as Chief Executive Officer pursuant to the terms of this agreement;

         AND WHEREAS as an essential inducement to Kapoor's employment with the Company, the Company and Kapoor are entering into a Restricted Share Agreement whereby the Company will grant common shares to Kapoor

         AND WHEREAS this Employment Agreement, together with the Restricted Share Agreement, is intended by the Company and Kapoor to constitute a written compensation contract for purposes of the definition of "Employment Benefit Plan" in Rule 405 under the U.S. Securities Act of 1933.

         NOW, THEREFORE, the parties agree as follows:

                                    AGREEMENT

         1.       TERM.

                  (a) The Company hereby agrees to employ Kapoor and Kapoor hereby agrees to accept employment with the Company, in the positions set forth in Section 2 below, for the Term (as defined below), subject to the terms and conditions of this Agreement.

                  (b) The term (the "Term") of this Agreement shall commence as of the Effective Date and shall continue until terminated pursuant to section 4.

         2.       POSITIONS; DUTIES AND RESPONSIBILITIES.

                  (a) During the Term, Kapoor shall serve the Company as President and Chief Executive Officer and as a member of the Board of Directors. Kapoor shall have such duties and responsibilities as are incidental to, or reasonably requested in connection with, such positions, as well as such other comparable duties and responsibilities as may be reasonably assigned to him by Delano's Board of Directors or an authorized committee of the Board of Directors. Kapoor shall be located in New York, and shall travel to such other cities as may be required in his reasonable discretion.

                  (b) During the Term, Kapoor shall serve the Company faithfully, diligently and to the best of Kapoor's ability, and shall devote substantially all of his business time and efforts to his employment with the Company; provided, however, that nothing in this Agreement shall preclude Kapoor from engaging in personal investment opportunities and one ongoing project which has been disclosed to the Company, referred to as the "Mergent Project;" provided that, (i) the time devoted by Kapoor to the Mergent Project and his personal investment opportunities shall not materially and substantially interfere with or derogate from his material obligations under this Agreement on an ongoing basis, and (ii) Kapoor will not pursue or participate in a personal investment which creates a conflict of interest between Kapoor, the Company or any customer or potential customer of the Company, or which may materially adversely affect the goodwill of the Company.



         3.       COMPENSATION.

                  (a) Base Salary. During the Term, the Company shall pay to Kapoor a base salary at the rate of $500,000 per year ("Base Salary"), subject to increase in the discretion of the Compensation Committee of the Board of Directors and payable in accordance with the regular payroll practices of the Company.

                  (b) Bonus. A bonus will be paid to Kapoor from time to time, as may be determined in the discretion of the Compensation Committee of the Board of Directors.

                  (c) Benefits. Subject to any contribution therefore generally required of senior executives of Delano, Kapoor shall be entitled to participate in all employee benefits plans, including Delano's health and dental plans, as adopted by the Board of Directors and in effect for the most senior executives of the Company. Such participation shall be subject to (a) the terms of the applicable plan documents, (b) generally applicable Company policies and
(c) the discretion of the Board or any administrative or other committee provided for in or contemplated by such plans. The Company may alter, modify, add to, or delete its employee benefits plans at any time as the Company, in its sole judgment, determines to be appropriate. Kapoor shall be entitled to 15 days of annual vacation, in accordance with applicable Company policies. Kapoor shall be entitled to expense reimbursement for any expenses reasonably incurred in performing his duties on behalf of the Company, prior to any termination.

                  (d) Restricted Shares. Issue From Treasury - Delano shall grant to Kapoor, pursuant to the terms of a separate agreement (the "Restricted Share Agreement"), an aggregate of 4,230,000 common shares of the Company (the "Restricted Shares") which Restricted Shares shall be granted as at the Effective Date, subject to the restrictions and rights as set out in the Restricted Share Agreement. An 83(b) election may be made by Kapoor and, in such event, both Kapoor and the Company agree to make all appropriate filings in such connection. The Restricted Shares shall vest and become freely tradable by Kapoor to the extent of 1/6 of the aggregate number of shares immediately upon the Effective Date, and monthly in equal numbers of shares thereafter for thirty
(30) months following the Effective Date, at which time, subject to the terms herein and the Restricted Share Agreement, one hundred percent (100%) of the Restricted Shares shall be vested and fully tradable. The Restricted Shares shall fully vest and become fully tradable on an accelerated basis upon: (i) a "Business Combination," as defined in Exhibit A to the Restricted Share Agreement; (ii) death or disability as hereinafter provided; or (iii) the termination of Kapoor's employment without Cause by the Company or by Kapoor for Good Reason, as hereinafter provided. To the extent of any conflict between this Agreement and the Restricted Share Agreement, the terms of this Agreement shall control.

         4.       TERMINATION OF EMPLOYMENT.

                  (a) Termination Due to Death or Disability. Upon the termination of Kapoor's employment under this Agreement during the Term due to Kapoor's death or Kapoor's Disability (as defined in Section 5(b)), Company shall provide to Kapoor, or Kapoor's legal representative, within ten (10) days of such termination, (i) payment of any Base Salary earned through the date of the termination of Kapoor's employment with the Company; (ii) payment of additional salary equal to one (1) year Base Salary; (iii) reimbursement of expenses incurred by Kapoor up through the date of such termination; and (iv) payment of the earned but unpaid Bonus, if any. In such event, all theretofore unvested Restricted Shares shall vest in accordance with the terms of the Restricted Share Agreement.

                  (b) Termination by the Company for Cause. If Kapoor's employment is terminated by the Company for Cause (as defined in Section 5(a)) during the Term, Kapoor shall be entitled to any Base Salary earned and expenses not reimbursed through the date of the termination of Kapoor's employment with the Company. Kapoor shall be entitled to no other or additional payments under this Agreement.

                  (c) Termination Without Cause. If, during the Term, Kapoor's employment is terminated by the Company without Cause or he resigns for Good Reason (as hereinafter defined), which he shall have the right to do upon written notice to the Company, Company shall provide to Kapoor, within ten (10) days of such termination: (i) payment of any Base Salary earned through the date of the termination of Kapoor's employment with the Company; (ii) payment of additional salary equal to one (1) year Base Salary; (iii) reimbursement of expenses incurred by Kapoor up through the date of such termination; and (iv) payment of the earned but unpaid Bonus, if any. In such event, all theretofore unvested Restricted Shares shall vest in accordance with the terms of the Restricted Share Agreement. Kapoor shall be entitled to no other or additional payments under this Agreement. Notwithstanding the foregoing, if Kapoor elects not to terminate his services hereunder by reason of a Business Combination (as defined in paragraph 5(d)) then in such event Kapoor shall be entitled to the acceleration of unvested Restricted Shares as provided hereunder but not to the payments provided for in paragraphs 4(c) (ii). Termination without Cause and termination for Good Reason, shall not include a termination pursuant to Sections 4(a), (b), or (d).

                  (d) Voluntary Termination. Kapoor may voluntarily terminate his employment at any time upon written notice to the Board of Directors of the Company. After Kapoor gives notice, Company may terminate Kapoor's employment at any time with or without Cause, and the termination will for purposes of this Agreement be treated as a Voluntary Termination under this paragraph (d). In the event of a Voluntary Termination, Kapoor shall be entitled to any Base Salary earned and unreimbursed expenses incurred through the date of the termination of Kapoor's employment with the Company. Kapoor shall be entitled to no other or additional payments under this Agreement.

         5.       DEFINITIONS.

         For purposes of the Agreement, the following terms shall be defined as set forth below:

                  (a) Kapoor may be terminated by the Company for "Cause" for:

                  (i) a material breach or material default by Kapoor of the performance of his duties with the Company which, if curable, has not been cured within 30 days of detailed written notice thereof from the Company;

                  (ii) gross negligence in the performance of Kapoor's duties, willful misfeasance in connection with Kapoor's work or a breach of fiduciary duty by Kapoor; (no act or omission shall be considered willful unless done or omitted in bad faith or without reasonable belief that the action or omission was in the interest of the Company);

                  (iii) the commission by Kapoor of an act of fraud, embezzlement or any other illegal conduct in connection with Kapoor's performance of his duties;

                  (iv) Kapoor's conviction of a felony (or the equivalent in Canada).


                  (b) "Disability" means Kapoor's inability, for a period of 90 consecutive days, to perform, with or without reasonable accommodation, the essential functions of his position by reason of mental or physical disability, whether resulting from illness, accident or otherwise.

                  (c) "Voluntary Termination" means a termination of employment during the Term by Kapoor on Kapoor's own initiative delivered by written notice to the Company, other than a termination for death or Disability under Section 4(a) or for Good Reason under Section 4(e).

                  (d) "Good Reason" shall mean: (i) the breach by the Company of this Agreement, which, if curable, has not been cured within 30 days of detailed written notice thereof from Kapoor, (ii) a diminution which, if curable, has not been cured within 30 days of detailed written notice thereof from Kapoor, in the title, compensation or responsibilities of Kapoor (unless approved in writing by Kapoor) (iii) appointment of any other person to an executive position at or above the position of President or CEO, or which otherwise requires Kapoor to report to such other person or position (iv) a "Business Combination" as defined in Exhibit A of the Restricted Share Agreement, or (v) a filing by the Company for bankruptcy or receivership, an adjudication that the Company is insolvent or bankrupt, an admission by the Company that it is unable to pay its debts as they mature, a failure by the Company to make payroll for two (2) consecutive weeks or an initiation by the Company of liquidation proceedings or acts tantamount to the same (e.g., disposition or distribution of material assets of the Company, or portions thereof).

         6.       NON-COMPETITION.

         As a condition of this Agreement, and in consideration for the payments set forth herein, Kapoor agrees that, during the Term, Kapoor will not become an officer, director or employee of, maintain a consulting or other professional relationship with, or acquire any securities (other than publicly-traded securities aggregating less than 1% of the outstanding shares) of, any enterprise that is engaged in any material respect in any business (including business under active development) that is competitive with a business being conducted or actively developed by Delano (or a subsidiary) at the date hereof or at the time during the Term.

         7.       CONFIDENTIALITY.

         Kapoor shall continue to be bound by the terms of the Confidentiality Agreement that was signed in conjunction with the Opera Ventures Agreement.

         8.       INDEMNIFICATION.

         Kapoor shall be entitled to indemnification from the Company to the fullest extent permitted by law. Delano agrees to name Kapoor as an additional named insured on its general liability and E&O policies, and D&O policies then in force from time to time during the term.

         9.       ENTIRE AGREEMENT.

         This Agreement contains the entire agreement between the Company and Kapoor concerning Kapoor's employment by the Company and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between them with respect to the subject matter herein. Kapoor and the Company agree to keep the terms of this Agreement strictly confidential, subject to legal disclosure obligations.

         10.      AMENDMENT OR WAIVER.

         This Agreement cannot be changed, modified or amended without the consent in writing of both Kapoor and the Company. No waiver by either the Company or Kapoor at any time of any breach by the other party of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or at any prior or subsequent time. Any waiver must be in writing and signed by Kapoor or an authorized officer of the Company, as the case may be (other than Kapoor).

         11.      SEVERABILITY.

         In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

         12.      SURVIVAL.

         Sections 3, 4, 5, 7, 12, 14 and 15 and other provisions to the extent such are necessary to the intended preservation of rights and obligations, shall survive any termination of this Agreement.

         13.      GOVERNING LAW AND JURISDICTION; ARBITRATION.

         This Agreement shall be governed by and construed and interpreted in accordance with the laws of the New York without reference to principles of conflict of laws. Any dispute, controversy or claim arising out of or in connection with this Agreement shall be exclusively subject to arbitration before the American Arbitration Association ("AAA") in New York City, before a single arbitrator in accordance with the AAA's then current Employment Arbitration Rules. Both parties hereby consent to such jurisdiction and venue. Judgment upon any arbitration award may be entered in any court of competent jurisdiction. All parties shall cooperate in the process of arbitration for the purpose of expediting discovery and completing the arbitration proceedings. Nothing contained in this section or elsewhere in this Agreement shall in any way deprive either party of its right to obtain injunctive or other equitable relief in a court of competent jurisdiction. The parties hereto consent to the exclusive jurisdiction of the Courts of New York County in connection herewith. Each party hereto shall be responsible for their own costs and fees (including legal fees), provided that if any payment provided for hereunder is not timely paid to Kapoor and Kapoor engages counsel to recover the same, Delano shall be responsible for all reasonable costs and fees (including legal fees) incurred by Kapoor to recover the same.

         14.      NOTICES.

         Any notice given to either party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned, if to the Company, addressed to the Board of Directors at the Company principal executive offices, with a copy to the Chairman at his last known address, and if to Kapoor, at the address of Kapoor shown on the Company's records, with a copy to Levine Plotkin & Menin, LLP, 1740 Broadway, 22nd Floor, New York, New York 10019, Attn: Geoffrey D. Menin, Esq., facsimile: 212/245-8683 or at such other address as such party may give written notice of.

         15.      MISCELLANEOUS.

         (a) The headings of the Sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

         (b) This Agreement may be executed in two or more counterparts.

         (c) The Company shall make such deductions and withhold such amounts from each payment and benefit made or provided to Kapoor hereunder, as may be required from time to time by applicable law, governmental regulation or order.

         (d) All dollar amounts set out in this Agreement shall be United States dollars.


         16.      ASSIGNMENT; SUCCESSORS.

         This Agreement is personal in its nature and none of the parties hereto shall, without the consent of the others, assign or transfer this Agreement or any rights or obligations hereunder, provided that, in the event of the merger, consolidation, transfer, or sale of all or substantially all of the assets or stock of the Company, this Agreement shall be binding upon and inure to the benefit of such successor of the Company and such successor shall assume in writing all executory obligations to Kapoor hereunder and shall discharge and perform all the promises, covenants, duties, and obligations of the Company hereunder, and all references herein to the "Company" shall refer to such successor.

         IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first set out above.
                                             DELANO TECHNOLOGY CORPORATION



                                             By:/s/ Dennis Bennie
                                                --------------------------------
                                             Title: Chairman


Witness                    )                 VIKAS KAPOOR
                           )
                           )
                           )                 /s/ Vikas Kapoor
                                             -----------------------------------
                           )                 Name: Vikas Kapoor
---------------------------

---------------------------
print name